               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


                                                        CUSIP NO. 20557C 10 8

    NUMBER                                             SHARES

   10756                                                 0

                      COMPUTERIZED THERMAL IMAGING, INC.
                 AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                               PAR VALUE $.001

THIS CERTIFIES THAT       John Doe

IS THE RECORD HOLDER OF    **ZERO**


       **Shares of Computerized Thermal Imaging, Inc. common stock --

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: February 17, 1998


/s/ (ILLEGIBLE)                             /s/ (ILLEGIBLE)
-----------------------                     -----------------------
              SECRETARY                                   PRESIDENT


                                CORPORATE SEAL
                                    NEVADA

                      COMPUTERIZED THERMAL IMAGING, INC.


                          Countersigned Registered:
                            MERIT TRANSFER COMPANY
                                 P.O. Box 292
                           Salt Lake City, UT 84110


              By:
                ------------------------------------------------
                             Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


           TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- ......Custodian......
                                                                          (Cust)        (Minor)
           TEN ENT -- as tenants by the entireties                under Uniform Gifts to Minors

           JT TEN  -- as joint tenants with right of
                      survivorship and not as tenants              Act.........................
                      in common                                               (State)



        Additional abbreviations may also be used though not in the above list.


    For Value Received, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------


--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------



   -------------------------------------------------------------------------
   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
           WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER